UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2010
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1300 North Kellogg Drive, Anaheim, California	92807
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 820-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 27, 2010, Questcor Pharmaceuticals, Inc. (“Questcor”) entered into a transition agreement (the “Transition Agreement”) with Gary Sawka, Questcor’s Senior Vice President and Chief Financial Officer. Mr. Sawka has separately served on the board of directors of CAI International, Inc. (“CAP”). Mr. Sawka has agreed to serve as interim Chief Financial Officer of CAP.
     Effective October 1, 2010, Mr. Sawka transitions to part-time employment with Questcor until December 31, 2010. The Transition Agreement provides compensation during that period of $5,579 per month and continuation of certain benefits. The Transition Agreement also provides that Mr. Sawka shall receive $70,000 following the transition period. The description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Transition Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
     Effective October 1, 2010, Mr. Sawka’s Severance Agreement, entered into by and between Questcor and Mr. Sawka on September 10, 2008, will be terminated by mutual consent of the parties.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.
     (c) Questcor has appointed Kristine Engelke, CPA, as its Principal Accounting Officer, effective October 1, 2010. Mrs. Engelke, 40, joined Questcor in August 2010 as its Corporate Controller. From June 2001 to August 2010, Mrs. Engelke served as the Director of Finance/Corporate Controller of ISTA Pharmaceuticals, Inc. (NASDAQ: ISTA). From January 1998 to June 2001, Mrs. Engelke served as a Corporate Controller for RBF Consulting, a privately held civil engineering firm. From 1992 to 1997, Mrs. Engelke worked as an audit manager for Deloitte & Touche. Mrs. Engelke has a B.S. in Economics with an emphasis in Accounting from the University of California, Santa Barbara.
Item 8.01 Other Events.
     Questcor has moved its corporate headquarters, including its Chief Executive Officer and its finance function, to Anaheim, California. Commercial, marketing and manufacturing operations will continue to be based in Union City, California. In connection with relocating its corporate headquarters, Questcor has established a new finance team and is in the process of evaluating new Chief Financial Officer candidates.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
10.1	Transition Agreement, by and between Gary Sawka and Questcor Pharmaceuticals, Inc., dated September 27, 2010.

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2010	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ Don M. Bailey
Don M. Bailey
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Transition Agreement, by and between Gary Sawka and Questcor Pharmaceuticals, Inc., dated September 27, 2010.